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                                                                EXHIBIT 10.01.01

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT

          THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (the "Amendment") is made as of March 25, 2002 by and among HEIDRICK & STRUGGLES INTERNATIONAL, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders"), and JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent"), under that certain Credit Agreement dated as of December 28, 2001 by and among the Borrower, the financial institutions party thereto, and the Administrative Agent (the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement; and

          WHEREAS, the Borrower has requested that the Administrative Agent and the requisite number of Lenders under Section 9.02 of the Credit Agreement amend the Credit Agreement on the terms and conditions set forth herein; and

          WHEREAS, the Borrower, the requisite number of Lenders under Section
9.02 of the Credit Agreement, and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following amendments to the Credit Agreement:

          1. Amendments to the Credit Agreement. Effective as of March 25, 2002 and subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement is hereby amended as follows:

    1.1. Article I of the Credit Agreement is amended by inserting a new definition therein which shall read as follows:

          "Excess Debt" means an amount equal to the aggregate principal amount unsecured indebtedness incurred and outstanding under Section 6.01(j) in excess of $10,000,000.

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    1.2.  The definition of "Designated Charges" appearing in Article I of the
          Credit Agreement is amended by deleting the reference to "$65,435,000" appearing therein and substituting "$80,000,000" in lieu thereof.

    1.3. The definition of "Applicable Rate" appearing in Article I of the Credit Agreement is amended and restated in its entirety to read as follows:

                "Applicable Rate" means, for any day, with respect to any ABR Loan or Eurocurrency Revolving Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurocurrency Spread" or "Facility Fee Rate", as the case may be, based upon the Fixed Charge Coverage Ratio as reflected in the then most recently delivered Financials but subject to the following:

                                             ABR       Eurocurrency   Facility
          Fixed Charge Coverage Ratio:     Spread        Spread       Fee Rate
          --------------------------------------------------------------------
                 Category 1:                 0.25%             1.25%      0.50%
           Less than 1.00: 1.00
          --------------------------------------------------------------------
                 Category 2:                0.125%            1.125%     0.375%
          Greater than or equal to
          1.00:1.00 but less than
                  1.75:1.00
          --------------------------------------------------------------------
                 Category 3:                    0%            1.000%      0.25%
          Greater than or equal to
          1.75:1.00 but less than
                 2.5:1.00
          --------------------------------------------------------------------
                 Category 4:                    0%             0.80%      0.20%
          Greater than or equal to
                 2:50:1.00
          --------------------------------------------------------------------

          For purposes of the foregoing,

          (i) the Fixed Charge Coverage Ratio shall be determined by calculating Consolidated EBITDA, Consolidated Interest Expense and Consolidated Capital Expenditures (i) for the Borrower's fiscal quarter ending on March 31, 2002, for the period of one fiscal quarter then ending, (ii) for the Borrower's fiscal quarter ending on June 30, 2002, for the period of two fiscal quarters then ending, (iii) for the Borrower's fiscal quarter ending on September 30, 2002, for the period of three fiscal quarters then ending, (iv) for the Borrower's fiscal quarter ending on December 31, 2002, for the period of four fiscal quarters then ending and (v) for each of the Borrower's fiscal quarters thereafter, for the relevant period required as of such fiscal quarter under Section 6.12.2;

          (ii) if the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 5.01, then the Fixed Charge Coverage Ratio shall be deemed to be Category 1 above until five Business Days after such Financials are so received;

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          (iii) adjustments, if any, to the Applicable Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change);

          (iv) notwithstanding the foregoing, during the period commencing on the date hereof and ending on the date the Borrower has delivered to the Administrative Agent the Financials for the Borrower's fiscal quarter ending June 30, 2002, the Fixed Charge Coverage Ratio shall be deemed to be Category 1 above; and

          (v) each determination of the Applicable Rate made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the Borrower and each Lender if reasonably determined.

    1.4. Sections 2.01 and 2.06(b) of the Credit Agreement are amended by adding "plus the Excess Debt" immediately after the references to "the total Revolving Credit Exposures" appearing therein.

    1.5. Section 2.03(b) of the Credit Agreement is amended by deleting the reference to "one Business Day before" appearing therein and substituting "on" in lieu thereof.

    1.6. Section 5.01(a) of the Credit Agreement is amended by deleting the reference to "90" appearing therein and substituting "100" in lieu thereof.

    1.7. Section 5.01(b) of the Credit Agreement is amended by deleting the reference to "45" appearing therein and substituting "50" in lieu thereof.

    1.8. Section 5. 01(d)(ii) of the Credit Agreement is amended and restated to read as follows: "(ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.01(e), 6.01(f), 6.01(h), 6.01(j), 6.04, 6.06, 6.10, 6.11 and 6.12 including, in the case of Section 6.01(j), a detailed description and amounts of any and all Excess Debt then outstanding, and".

    1.9. Section 6.01(j) of the Credit Agreement is amended by deleting the reference to "$10,000,000" appearing therein and substituting "$25,000,000" in lieu thereof.

    1.10. Section 6.12.1 of the Credit Agreement is amended and restated to read as set forth below:

                SECTION 6.12.1. Minimum Consolidated EBITDA. The Borrower will not permit at any time Consolidated EBITDA, determined as of the end of each of its fiscal quarters set forth below for the applicable measurement period set forth below ending with the end of such fiscal quarter to be less than the applicable amount set forth below:

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                                                            CONSOLIDATED
          FISCAL QUARTER              MEASUREMENT           EBITDA SHALL NOT
          ENDING                      PERIOD THEN ENDING    BE LESS THAN:
          ------------------------------------------------------------------
          March 31, 2002              1 fiscal quarter       $    (4,000,000)

          June 30, 2002               1 fiscal quarter       $     4,000,000

          September 30, 2002          2 fiscal quarters      $    12,000,000

          December 31, 2002           3 fiscal quarters      $    17,000,000

          March 31, 2003              4 fiscal quarters      $    25,000,000

          June 30, 2003               4 fiscal quarters      $    25,000,000

          September 30, 2003          4 fiscal quarters      $    35,000,000

          December 31, 2003           4 fiscal quarters      $    35,000,000

          March 31, 2004 and each     4 fiscal quarters      $    45,000,000
          fiscal quarter thereafter

    1.11. Section 6.12.2 of the Credit Agreement is amended and restated to read as set forth below:

                SECTION 6.12.2. Fixed Charge Coverage Ratio. The Borrower will not permit the ratio (the "Fixed Charge Coverage Ratio"), determined as of the end of each of its fiscal quarters set forth below for the applicable measurement period set forth below ending with the end of such fiscal quarter, of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense plus Consolidated Capital Expenditures, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be less than the applicable ratio set forth below:

                                                            FIXED CHARGE
          FISCAL QUARTER             MEASUREMENT            COVERAGE RATIO SHALL
          ENDING                     PERIOD THEN ENDING     NOT BE LESS THAN:
          ----------------------------------------------------------------------
          June 30, 2002              1 fiscal quarter       0.40:1.00

          September 30, 2002         2 fiscal quarters      0.55:1.00

          December 31, 2002          3 fiscal quarters      0.70:1.00

          March 31, 2003             4 fiscal quarters      1.00:1.00

          June 30, 2003              4 fiscal quarters      1.00:1.00

          September 30, 2003 and     4 fiscal quarters      1.50:1.00
          each fiscal quarter
          thereafter

                                      - 4 -

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    1.12. Section 6.12.3 of the Credit Agreement is amended and restated to read as set forth below:

                SECTION 6.12.3. Leverage Ratio. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters set forth below, of (i) Consolidated Total Indebtedness to (ii) Consolidated EBITDA for the applicable measurement period set forth below ending with the end of such fiscal quarter, to be greater than
          1.50 to 1.0:

                                                MEASUREMENT PERIOD THEN
          FISCAL QUARTER ENDING                 ENDING
          -------------------------------------------------------------
          June 30, 2002                         1 fiscal quarter

          September 30, 2002                    2 fiscal quarters

          December 31, 2002                     3 fiscal quarters

          March 31. 2003 and each fiscal        4 fiscal quarters
          quarter thereafter

          ; provided that the parties hereto acknowledge and agree that (i) Consolidated EBITDA for the fiscal quarter ending on June 30, 2002 shall be multiplied by 4, (ii) Consolidated EBITDA for the fiscal quarter ending on September 30, 2002 shall be multiplied by 2 and
          (iii) Consolidated EBITDA for the fiscal quarter ending on December 31, 2002 shall be multiplied by 4/3.

          2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (a) duly executed signature pages to this Amendment from the Borrower, the requisite number of Lenders under Section 9.02 of the Credit Agreement, and the Administrative Agent and (b) for the ratable account of each Lender party hereto, an amendment fee in an amount equal to 0.10% of such Lender's Commitment.

          3.    Representations and Warranties of the Borrower.

    (a) The Borrower hereby represents and warrants that this Amendment and the Credit Agreement, as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally).

    (b) Upon the effectiveness of this Amendment and after giving effect hereto, the Borrower hereby (i) reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby, and agrees that all such covenants, representations and warranties shall be true and correct as of the effective date of this Amendment (unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct as of such date) and (ii) certifies to the Lenders and the Administrative Agent that no Default or Event of Default has occurred and is continuing.

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          4.    References to the Credit Agreement.

    (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement (including any reference therein to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring thereto) or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

    (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

    (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                                      - 6 -

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                IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                            HEIDRICK & STRUGGLES
                                            INTERNATIONAL, INC., as the Borrower

                                            By:/s/ Kevin J. Smith
                                               -----------------------
                                            Name:  Kevin J. Smith
                                            Title: CFO

                                            JPMORGAN CHASE BANK, individually
                                            and as Administrative Agent

                                            By:/s/ Angela Rokkos
                                               -----------------------
                                            Name:  Angela Rokkos
                                            Title: Vice President

                                            LASALLE BANK NATIONAL
                                            ASSOCIATION

                                            By:/s/ Amy B Yore
                                               -----------------------
                                            Name:  Amy B Yore
                                            Title: Commercial Banking Officer

                                            THE NORTHERN TRUST COMPANY

                                            By:/s/ Michele D. Loftus
                                               -----------------------
                                            Name:  MICHELE D. LOFTUS
                                            Title: VICE PRESIDENT


SIGNATURE PAGE TO AMENDMENT No. 1 TO CREDIT AGREEMENT